Exhibit 99.2

WebMD CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Revenue	$299,615	$250,635	$852,710	$705,584
Costs and expenses:
Cost of operations	168,571	149,270	495,174	410,556
Development and engineering	14,392	11,334	38,479	32,654
Sales, marketing, general and administrative	84,762	72,450	245,054	209,917
Depreciation, amortization and other	15,189	11,097	40,922	52,961
Legal expense	2,325	493	6,577	493
Restructuring and integration charge	4,535	—	4,535	—
Interest income	4,512	6,401	14,506	16,434
Interest expense	4,843	4,703	14,429	10,444
Other income, net	94	3,039	578	4,340

Income from continuing operations before income tax provision	9,604	10,728	22,624	9,333
Income tax provision	1,435	1,273	2,979	3,261

Income from continuing operations	8,169	9,455	19,645	6,072
Loss from discontinued operations, net of income taxes	—	3,366	—	33,611

Net income (loss)	$8,169	$6,089	$19,645	$(27,539)

Basic income (loss) per common share:
Income from continuing operations	$0.03	$0.03	$0.06	$0.02
Loss from discontinued operations	—	(0.01)	—	(0.11)

Net income (loss)	$0.03	$0.02	$0.06	$(0.09)

Diluted income (loss) per common share:
Income from continuing operations	$0.02	$0.03	$0.06	$0.02
Loss from discontinued operations	—	(0.01)	—	(0.10)

Net income (loss)	$0.02	$0.02	$0.06	$(0.08)

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	312,366	305,471	311,379	304,121

Diluted	333,978	328,463	333,048	326,396

WebMD CORPORATION
CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Revenues
Transaction services	$174,643	$131,977	$504,459	$365,491
Physician services	76,924	75,487	219,703	224,295
Portal services	37,017	31,164	95,178	79,882
Plastic technologies	19,385	19,093	58,543	55,015
Inter-segment eliminations	(8,354)	(7,086)	(25,173)	(19,099)

	$299,615	$250,635	$852,710	$705,584

Income (loss) before restructuring, taxes, non-cash and other items
Transaction services	$31,750	$21,767	$90,514	$68,160
Physician services	5,856	3,686	8,978	16,342
Portal services	10,040	8,712	22,208	18,922
Plastic technologies	5,823	5,690	17,140	15,857
Corporate	(15,170)	(12,809)	(42,703)	(37,652)
Interest income	4,512	6,401	14,506	16,434
Interest expense	(4,843)	(4,703)	(14,429)	(10,444)

	$37,968	$28,744	$96,214	$87,619

Basic income per common share before restructuring, taxes, non-cash and other items (a)	$0.12	$0.09	$0.31	$0.29

Diluted income per common share before restructuring, taxes, non-cash and other items (a)	$0.11	$0.09	$0.29	$0.27

Restructuring, taxes, non-cash and other items (b)
Depreciation, amortization and other	$(15,189)	$(11,097)	$(40,922)	$(52,961)
Amortization of prepaid content and services (included in cost of operations)	(104)	(1,105)	(705)	(1,932)
Amortization of prepaid content and services (included in sales, marketing, general and administrative)	(3,505)	(4,970)	(14,188)	(16,292)
Non-cash stock compensation (included in sales, marketing, general and administrative)	(2,800)	(3,390)	(7,241)	(10,948)
Legal expense	(2,325)	(493)	(6,577)	(493)
Restructuring and integration charge	(4,535)	—	(4,535)	—
Income tax provision	(1,435)	(1,273)	(2,979)	(3,261)
Other income, net	94	3,039	578	4,340

Income from continuing operations	8,169	9,455	19,645	6,072
Loss from discontinued operations, net of income taxes	—	(3,366)	—	(33,611)

Net income (loss)	$8,169	$6,089	$19,645	$(27,539)

Basic income (loss) per common share:
Income from continuing operations	$0.03	$0.03	$0.06	$0.02
Loss from discontinued operations	—	(0.01)	—	(0.11)

Net income (loss)	$0.03	$0.02	$0.06	$(0.09)

Diluted income (loss) per common share:
Income from continuing operations	$0.02	$0.03	$0.06	$0.02
Loss from discontinued operations	—	(0.01)	—	(0.10)

Net income (loss)	$0.02	$0.02	$0.06	$(0.08)

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	312,366	305,471	311,379	304,121

Diluted	333,978	328,463	333,048	326,396

(a)	Basic and diluted income per common share before restructuring, taxes, non-cash and other items is based on the weighted-average shares outstanding used in computing basic and diluted income (loss) per common share.

(b)	Reconciliation of income before restructuring, taxes, non-cash and other items to income from continuing operations.

WebMD CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30,	December 31,
	2004	2003
	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$108,204	$63,298
Short-term investments	25,784	207,383
Accounts receivable, net	203,288	181,173
Inventory	12,579	12,158
Current portion of prepaid content and distribution services	16,221	18,116
Other current assets	24,978	25,973

Total current assets	391,054	508,101

Marketable debt securities	515,096	451,290
Marketable equity securities	3,373	4,744
Property and equipment, net	83,071	77,278
Prepaid content and distribution services	19,020	31,992
Goodwill	959,799	844,448
Intangible assets, net	270,426	184,130
Other assets	35,800	33,323

	$2,277,639	$2,135,306

Liabilities and Stockholders’ Equity
Accounts payable	$10,777	$10,390
Accrued expenses	207,271	208,430
Deferred revenue	104,794	86,708

Total current liabilities	322,842	305,528

Convertible subordinated notes	649,999	649,999
Other long-term liabilities	974	1,182
Convertible redeemable exchangeable preferred stock	98,240	—

Stockholders’ equity	1,205,584	1,178,597

	$2,277,639	$2,135,306

WebMD CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Nine Months Ended
	September 30,
	2004	2003
Cash flows from operating activities:
Net income (loss)	$19,645	$(27,539)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Loss from discontinued operations	—	33,611
Depreciation, amortization and other	40,922	52,961
Amortization of debt issuance costs	2,255	1,505
Non-cash content and distribution services	14,893	18,224
Non-cash stock-based compensation	7,241	10,948
Gain on investments	(457)	(3,222)
Gain on sale of property and equipment	(121)	—
Changes in operating assets and liabilities:
Accounts receivable	(8,001)	3,580
Inventory	(417)	(1,144)
Prepaid content and distribution services	(26)	(537)
Accounts payable	(874)	(775)
Accrued expenses	(8,189)	(12,174)
Deferred revenue	9,284	(2,228)
Other, net	3,045	5,685

Net cash provided by continuing operations	79,200	78,895
Net cash provided by discontinued operations	—	5,130

Net cash provided by operating activities	79,200	84,025

Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	384,238	11,322
Proceeds from maturities and redemptions of held-to-maturity securities	—	157,919
Purchases of available-for-sale securities	(274,600)	(7,754)
Purchases of held-to-maturity securities	—	(590,113)
Purchases of property and equipment	(24,889)	(13,643)
Proceeds received from sale of property and equipment	417	—
Proceeds received from sale of discontinued operations	—	46,500
Cash paid in business combinations, net of cash acquired	(225,375)	(133,471)
Other changes in equity of discontinued operations	—	1,754

Net cash used in continuing operations	(140,209)	(527,486)
Net cash used in discontinued operations	—	(2,529)

Net cash used in investing activities	(140,209)	(530,015)

Cash flows from financing activities:
Proceeds from issuance of common stock	30,528	35,367
Net proceeds from issuance of preferred stock	98,115	—
Payments of notes payable and other	(433)	(211)
Purchases of treasury shares	(22,267)	(18,125)
Net proceeds from issuance of convertible debt	—	339,125

Net cash provided by continuing operations	105,943	356,156
Net cash used in discontinued operations	—	(6,546)

Net cash provided by financing activities	105,943	349,610
Effect of exchange rates on cash	(28)	711

Net increase (decrease) in cash and cash equivalents	44,906	(95,669)
Changes in cash attributable to discontinued operations	—	3,945
Cash and cash equivalents at beginning of period	63,298	175,596

Cash and cash equivalents at end of period	$108,204	$83,872